                                                                    EXHIBIT 10.1


                    AGREEMENT TO EFFECT ORDERLY LIQUIDATION

                          OF MESSAGEMEDIA EUROPE, B.V.

                   BY AND BETWEEN MESSAGEMEDIA EUROPE, B.V.,

                               MESSAGEMEDIA, INC.,

                        MESSAGEMEDIA US/EUROPE, INC. AND

                                  @viso LIMITED



                                DATED MAY 9, 2001

         AGREEMENT TO EFFECT ORDERLY LIQUIDATION OF MESSAGEMEDIA EUROPE, B.V., a Netherlands corporation (together with its subsidiaries, the "JOINT VENTURE"), dated May 9, 2001, by and between the JOINT VENTURE, MESSAGEMEDIA, INC., a Delaware corporation ("MESSAGEMEDIA US"), MESSAGEMEDIA US/EUROPE, INC., a Delaware corporation wholly-owned by MessageMedia US ("MESSAGEMEDIA SUB," and, collectively with MessageMedia US, "MESSAGEMEDIA"), and @VISO LIMITED, a company incorporated under the laws of England and Wales ("@viso") (this "AGREEMENT").

         WHEREAS, MessageMedia, MessageMedia Sub and @viso are parties to that certain Shareholders Agreement, dated March 7, 2000, pursuant to which they are associated as shareholders of the Joint Venture (the "SHAREHOLDERS AGREEMENT");

         WHEREAS, MessageMedia US and the Joint Venture are parties to that certain Master License and Services Agreement, dated March 10, 2000, referred to in Section 1(c) of the Shareholders Agreement (the "LICENSE AGREEMENT");

         WHEREAS, @viso and the Joint Venture are parties to that certain Credit Agreement, referred to in Section 1(d) of the Shareholders Agreement (the "CREDIT AGREEMENT");

         WHEREAS, MessageMedia US and @viso are parties to that certain Loan Agreement, dated March 7, 2000, referred to in Section 1(e) of the Shareholders Agreement (the "LOAN AGREEMENT");

         WHEREAS, the Joint Venture, MessageMedia and @viso desire to effect the orderly liquidation of the Joint Venture, and to terminate the Shareholders Agreement, License Agreement, Credit Agreement and Loan Agreement, to the extent and upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereby agree as follows:

1.       INITIAL PAYMENTS.

         (a) No later than May 11, 2001 (the "FUNDING DATE"), @viso will contribute to the Joint Venture $2,000,000 (US dollars) (the "@viso CONTRIBUTED AMOUNT") by wire transfer of immediately available funds to an account designated by the Joint Venture, which funds shall be used to satisfy (i) all creditors' and employees' claims of the Joint Venture and any accounting, audit or legal fees and expenses incurred by the Joint Venture in connection with its shut down and liquidation, (ii) that certain e1,239,393 (euros) obligation due @viso by the Joint Venture as a result of services provided to the Joint Venture by @viso pursuant to Section 2(d) of the Shareholders Agreement, and (iii) all reimbursable expenses and monthly license and support fees earned by MessageMedia US through the date hereof pursuant to the License Agreement, but excluding: (x) any and all severance payments due David Ehrenthal, the Chief Executive Officer of the Joint Venture, (y) obligations due pursuant to that certain $5,300,000 promissory note, issued in March 2000 and used by the Joint Venture to purchase technology pursuant to Section 1.29 of the License Agreement (the "$5,300,000 NOTE"), and (z) any and all expenses, costs, fees or other obligations not specifically identified above due either to @viso or MessageMedia US (hereafter these claims, obligations, expenses and fees, including those



                                       1.

referred to in (i), (ii) and (iii) above, but excluding those referred to in
(x), (y) and (z) above, shall be referred to as the "SHUTDOWN COSTS").

         (b) On the Funding Date, @viso will loan MessageMedia US $2,000,000 (the "MESSAGEMEDIA CONTRIBUTED AMOUNT" and, collectively with the @viso Contributed Amount, the "CONTRIBUTED AMOUNTS"), pursuant to the terms of the MessageMedia Contributed Amount Note attached hereto as Exhibit A (the "CONTRIBUTED AMOUNT NOTE"), which funds concurrently shall be contributed by MessageMedia US to the Joint Venture by a direct wire transfer of immediately available funds from @viso to an account designated by the Joint Venture and be used exclusively to fund the Shutdown Costs. In the event that the Contributed Amounts exceed the Shutdown Costs (the "EXCESS CONTRIBUTED AMOUNTS"), concurrently with the liquidation of the Joint Venture, the Joint Venture shall distribute the Excess Contributed Amounts to @viso by wire transfer of immediately available funds to an account designated by @viso; provided, however, that 50% of such Excess Contributed Amounts shall be applied to the principal amount at the time outstanding under the Contributed Amount Note, which principal amount correspondingly shall be reduced (as set forth in such note).

         (c) On the Funding Date, in consideration of the termination, release and cancellation of the Loan Agreement, as set forth in Section 3(c) below, MessageMedia US will issue @viso a promissory note with a principal amount of $2,500,000 (the "TERMINATION NOTE"), the form of which is attached hereto as Exhibit B.

2.       REPRESENTATIONS AND WARRANTIES.

         Each of MessageMedia US and @viso hereby represents and warrants to the other as follows:

         (a) It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to enter into and perform this Agreement.

         (b) No consent, approval or authorization of, or declaration or filing with, any governmental authority or person or entity is required on its part in connection with the execution and performance of this Agreement.

         (c) The execution and delivery of this Agreement and the performance of its obligations hereunder will not (i) violate or be in conflict with any provision of law, any order, rule or regulation of any court or other agency of government, or any provision of its charter or bylaws, or (ii) violate, be in conflict with, result in a breach of, or constitute a default under any material indenture, license, lease, agreement or other instrument to which it is a party or by which it or any of its properties is bound.

3.       TERMINATION OF AGREEMENTS.

         (a) TERMINATION OF CREDIT AGREEMENT. Effective as of the receipt by the Joint Venture of the Contributed Amounts, the Credit Agreement shall terminate and be of no further force or effect and all liabilities and claims thereunder forever shall be discharged and released.



                                       2.
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         (b) TERMINATION OF SHAREHOLDERS AGREEMENT. Effective as of the receipt by the Joint Venture of the Contributed Amounts, the Shareholders Agreement shall terminate and be of no further force or effect and all liabilities and claims thereunder forever shall be discharged and released.

         (c) TERMINATION OF LOAN AGREEMENT. Effective upon the issuance of the Termination Note by MessageMedia US to @viso, the Loan Agreement shall terminate and be of no further force or effect and all liabilities and claims thereunder forever shall be discharged and released.

         (d) TERMINATION OF LICENSE AGREEMENT AND RELEASE OF $5,300,000 PROMISSORY NOTE. Effective as of the receipt by the Joint Venture of the Contributed Amounts, the License Agreement shall terminate and be of no further force or effect and all liabilities and claims thereunder forever shall be discharged and released, including, without limitation, the $5,300,000 Note; provided, however, that, MessageMedia US shall be entitled to recover in the liquidation of the Joint Venture the amounts referred to in Section 1(a)(iii) above.

4.       MUTUAL RELEASE.

         Except otherwise as set forth immediately below and otherwise in this Agreement, and excluding the obligations created pursuant to the Termination Note and the Contributed Amount Note, effective as of the receipt by the Joint Venture of the Contributed Amounts, each of the parties hereto hereby releases, acquits and forever discharges the other party, including such other party's current and former officers, directors, agents, servants, employees, stockholders, attorneys, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way related to agreements, events, acts or conduct occurring at any time prior to and including the date of this Agreement, including, without limitation, any and all claims and demands directly or indirectly arising out of or in any way connected with the execution and negotiation of this Agreement (or any related agreement) or the Shareholders Agreement, or with regard to forming and operating the Joint Venture. If any party has filed any claim, complaint, or charge against any party indemnified hereunder before any local, state, federal or foreign administrative body or court, such party agrees to dismiss with prejudice such claim, complaint, or charge, and to send confirmation of dismissal to such other party within 14 days after the date of this Agreement. Each party agrees that in the event it brings a claim or charge covered by this release or does not dismiss and withdraw any claim covered by this release in which such party seeks damages or any other relief against any other party indemnified hereunder, this Agreement shall serve as a complete defense to such claim or charge.

5.       ASSUMPTION OF CERTAIN JOINT VENTURE ASSETS/SEVERANCE COSTS.

         (a) MessageMedia US shall have the right to assume any and all of the Joint Venture's customer contracts, including, without limitation, any contract by and between the Joint Venture and Vivendi Universal S.A. ("VIVENDI") or any affiliate or non-wholly owned subsidiary of Vivendi. If MessageMedia US, in its sole discretion, elects to assume any contract



                                       3.

by and between the Joint Venture and Vivendi or any affiliate or non-wholly owned subsidiary of Vivendi, it also shall assume any and all obligations imposed by the terms and conditions of such contract.

         (b) MessageMedia US shall have the right to hire any personnel of the Joint Venture required to service such assumed customers, and shall provide @viso with a list of the key Joint Venture personnel it intends to hire, and shall use commercially reasonable effort to provide such list on or before May 31, 2001, and, in any event, shall do so prior to the final liquidation of the Joint Venture.

         (c) Notwithstanding anything in this Section 5 to the contrary, without the written consent of @viso, the Joint Venture shall not in any way be restricted from proceeding with its shut down and liquidation to accommodate the assumption of such customer contracts or the hiring of such personnel.

         (d) MessageMedia US agrees to pay all costs which directly result from the assignment of such Joint Venture customer contracts in accordance with local laws, including, without limitation, any transfer tax associated with such assignment, but excluding any operational costs of the Joint Venture (which include any labor or employment costs of the Joint Venture).

         (e) MessageMedia shall use commercially reasonable efforts to reassign to an appropriate position rather than terminate any employee of the Joint Venture who as of the time immediately prior to such termination MessageMedia intends to retain as a future employee of the Joint Venture or MessageMedia. In addition, Message Media US agrees to reimburse @ viso for any severance expenses incurred by @viso in connection with terminating any Joint Venture employee who MessageMedia or the Joint Venture shall rehire after such severance expense has been incurred.

         (f) MessageMedia US agrees to hold harmless and indemnify @viso, including @viso's current and former officers, directors, agents, servants, employees, stockholders, attorneys, successors, assigns and affiliates (the "@viso INDEMNITEES"), against any and all expenses that the @viso Indemnitees become legally obligated to pay because of any claims, liabilities, demands or causes of action, in law, equity or otherwise, arising out of acts or conduct of MessageMedia relating to the performance or alleged non-performance of one or more of such assumed contracts and occurring after the date on which MessageMedia US assumes the Joint Venture customer contract that is the subject of such claim, liability, demand or cause of action.

6.       SELECTION OF PERSONNEL.

         @viso and MessageMedia US agree that they mutually shall select the personnel responsible for the shut down and liquidation of the Joint Venture.

7.       CONFIDENTIALITY/NON-DISCLOSURE.

         Each of the parties acknowledges that confidentiality and nondisclosure are material considerations for the parties entering into this Agreement. As such, each of the parties agree not to publicize nor to disclose the existence or the terms of this Agreement with any individual in



                                       4.

any manner whatsoever, written or oral, including, but not limited to, the print or broadcast media, any public network such as the Internet, any other outbound data program such as computer generated mail, reports or faxes, or any source likely to result in publication or computerized access. Notwithstanding the prohibitions in this paragraph, the parties may disclose this Agreement: (a) in confidence to their respective attorneys, spouses, accountants, auditors, tax preparers, insurance carrier, and financial advisors; (b) as necessary to fulfill standard or legally required corporate reporting, disclosure requirements or financing requirements; (c) upon request from any government entity; (d) to investors or potential investors, purchasers or potential purchasers, successors and potential successors, and any current or prospective parent corporation; and (e) insofar as such disclosure may be necessary to enforce its terms or otherwise as required by law.

8.       MESSAGEMEDIA US CHANGE OF CONTROL PREMIUM PAYABLE TO @VISO.

         As additional consideration for the obligations of the parties hereto, MessageMedia US agrees that if there shall occur a "change of control" (as defined in the Contributed Amount Note) of MessageMedia US that is consummated on or before December 31, 2003, concurrently with the consummation of such change of control, MessageMedia US shall make a cash payment to @viso in an amount based upon the following formula:

Y = A x B x ((C - D) / D)

where:

Y =      the cash payment to @viso;

A =      0.5;

B = the sum of the principal amounts outstanding under the Contributed Amount Note and the Termination Note as of immediately prior to the time such change of control is consummated;

C = the fair value of the consideration per share (as defined below) paid to MessageMedia US stockholders in connection with such change of control; and

D = the closing market price of MessageMedia US common stock as quoted on the Nasdaq Market as of the date hereof (as adjusted for any stock splits, combinations or dividends effected after the date hereof);

         provided, further, that the quotient of ((C - D) / D) shall in no event exceed 0.25.

         The fair value of the consideration paid per share, if the consideration received by MessageMedia US stockholders is other than cash, will be deemed its fair market value as determined in good faith by the Board of Directors of MessageMedia US; provided, however, any securities shall be valued as follows:

         (a) Securities not subject to investment letter or other similar restrictions on free marketability covered by (b) below:

                  (i) if traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such



                                       5.

quotation system over the 30 day period ending three days prior to the consummation of the change of control;

                  (ii) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the 30 day period ending three days prior to the consummation of the change of control; and

                  (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of MessageMedia US.

         (b) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (a)(i), (ii) or (iii) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of MessageMedia US.

9.       MISCELLANEOUS.

         (a) All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto except as otherwise expressly limited herein.

         (b) Each party shall bear its own costs incurred in the negotiations and preparation of this Agreement and of matters incidental thereto.

         (c) All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, first-class airmail, postage prepaid:

         To MessageMedia:       371 Centennial Parkway
                                Louisville, CO 80027
                                Attention: A. Laurence Jones, President
                                and Chief Executive Officer

                                Telephone: 303-440-7550
                                Fax: 303-440-0303


          With a copy to:       Cooley Godward LLP
                                380 Interlocken Crescent, Suite 900
                                Broomfield, CO 80021-8023
                                Attention: Michael Platt, Esq.

                                Telephone: 720-566-4012
                                Fax: 720-566-4099



                                       6.

                To @viso:       @viso Limited
                                c/o Macfarlanes
                                10 Norwich Street
                                London EC4A 1BD
                                England

                                Attention: Charles Martin

                                Telephone: 44-207-831-9222
                                Fax: 44-207-831-9607


          With a copy to:       Watson, Farley & Williams
                                47, rue de Monceau
                                75008 Paris, France
                                Attention: George Rigo

                                Telephone: 33-683-82-3949
                                Fax: 33 (1) 45 61 09 01


    To the Joint Venture:       MessageMedia Europe, B.V.
                                Le Richelieu
                                21, rue des Trois Fontanot
                                Immeuble le Richelieu
                                92024 Nanterre Cedex

                                Telephone: 33-141-91-6868
                                Fax: 33-141-91-6850


          With a copy to:       MessageMedia, Inc. and Cooley Godward LLP,
                                as set forth above



or, in each case, to such other address as the party may have furnished to the other party in writing.

         (d) In the event of the invalidity of any part or provision of this Agreement, such invalidity shall not affect the enforceability of any other part or provision of this Agreement.

         (e) No waiver by any party or any default in the strict performance of or compliance with any provision herein shall be deemed to be a waiver of performance and compliance as to any other provision in the future; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No remedy expressly granted herein to any party shall be deemed to exclude any other remedies which otherwise would be available.

         (f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements between the parties with respect to such subject matter. The parties hereto agree to vote their shares in the




                                       7.

Joint Venture to give effect to this Agreement and, in the event of a conflict between this Agreement and the Articles of Association of the Joint Venture, the provisions of this Agreement shall prevail. If the implementation or performance of this Agreement is in any way precluded by the Articles of Association of the Joint Venture, the parties hereto promptly shall amend such Articles to permit full implementation and performance.

         (g) This Agreement may be executed in counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

         (h) This Agreement will be governed by and construed in accordance with the laws of the State of New York. Each party hereto hereby submits to the jurisdiction of the federal and state courts located in New York City, New York, with respect to any action or claim brought by a party hereto to enforce any provision of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]




                                       8.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                      MESSAGEMEDIA EUROPE B.V.



                                       By: /s/ A. Laurence Jones
                                          --------------------------------------

                                       Name: A. Laurence Jones

                                       Its:
                                           -------------------------------------


                                       MESSAGEMEDIA, INC.



                                       By: /s/ A. Laurence Jones
                                          --------------------------------------
                                          A. Laurence Jones
                                          President and Chief Executive Officer


                                       MESSAGEMEDIA US/EUROPE, INC.



                                       By: /s/ A. Laurence Jones
                                          --------------------------------------

                                       Name: A. Laurence Jones

                                       Its:
                                           -------------------------------------


                                      @VISO LIMITED



                                      By: /s/ Ronald Fisher
                                          --------------------------------------
                                          Ronald Fisher
                                          Director


                                      By: /s/ Frank Boulben
                                          --------------------------------------
                                          Frank Boulben
                                          Director



           SIGNATURE PAGE TO AGREEMENT TO EFFECT ORDERLY LIQUIDATION

                                    EXHIBIT A

                       CONTRIBUTED AMOUNT PROMISSORY NOTE

$2,000,000                                                           May 9, 2001
                                                            Louisville, Colorado

         FOR VALUE RECEIVED, MESSAGEMEDIA, INC., a Delaware corporation ("BORROWER"), hereby promises to pay to the order of @VISO LIMITED, a company incorporated under the laws of England and Wales ("LENDER"), in lawful money of the United States of America and in immediately available funds, the principal sum of $2,000,000 (subject to adjustment as set forth below in Section 2) (the "LOAN"), together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be unsecured and subordinated to the repayment of any secured indebtedness and be due and payable on December 31, 2003; provided, however, that this Note (including accrued interest) will be immediately due and payable upon a "change of control" (the "MATURITY DATE"). For purposes of this Note, a "CHANGE OF CONTROL" means any of the following: (i) a sale, lease or other disposition of all or substantially all of the assets of Borrower; (ii) a merger or consolidation in which Borrower is not the surviving corporation (other than one to effect a mere reincorporation of Borrower) or a reverse merger in which Borrower is the surviving corporation but the shares of Borrower's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, in either case in which the holders of outstanding voting securities of Borrower immediately prior to the effective date of such transaction would have beneficial ownership of less than 50% of the total combined voting power of the surviving corporation following the consummation of such transaction; or
(iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of Borrower's outstanding voting power is transferred.

2. ADJUSTMENT OF PRINCIPAL. As described in Section 1(b) of that certain Agreement to Effect Orderly Liquidation of MessageMedia Europe, B.V., by and between MessageMedia Europe, B.V. (the "JOINT VENTURE"), Borrower, MessageMedia US/Europe, Inc. and Lender, dated the date hereof (the "SHUTDOWN AGREEMENT"), Borrower and Lender agree that in the event that the Contributed Amounts (as defined in the Shutdown Agreement) exceed the Shutdown Costs (as defined in the Shutdown Agreement) (such excess amount, the "EXCESS CONTRIBUTED AMOUNTS"), concurrently with the liquidation of the Joint Venture, the principal amount of this Note shall automatically and without any further action be reduced by an amount equal to 50% of the Excess Contributed Amounts (interest hereunder shall cease to accrue on such eliminated principal amount as of such time).

3. INTEREST RATE. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable as follows (or, if less, at the maximum rate permissible by law, which under the laws of the State of

New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans):

         (a) beginning as of the date on which Borrower causes to be obtained a security interest in its assets in favor of Lender that is subordinate to any security interest in such assets held by Wells Fargo Equipment Finance, Inc. (which Borrower shall use commercially reasonable efforts to obtain), the interest on this Note shall accrue at the rate of 10% per annum, and any interest hereunder accrued and not paid as of such date and any subsequent interest which shall accrue hereunder shall be due and payable on the Maturity Date; and

         (b) subject to clause (a) above, until such time as Borrower causes to be obtained a security interest in its assets in favor of Lender that is subordinate to any security interest in such assets held by Wells Fargo Equipment Finance, Inc., the interest on this Note shall accrue at the rate of 15% per annum and be due and payable on the six month anniversary date hereof and on each six month anniversary date thereafter, until all principal amounts due hereunder shall have been paid in full.

Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

4. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Lender, 10 Norwich Street, London EC4A 1BD, England, unless another place of payment shall be specified in writing by Lender.

5. APPLICATION OF PAYMENTS. Payments on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

6. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder hereby is waived to the full extent permitted by law.

7. GOVERNING LAW AND SUBMISSION TO JURISDICTION. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of law of any other jurisdiction. The Borrower hereby irrevocably submits to the jurisdiction of the federal and state courts located in New York City, New York with respect to any action or claim brought by the Lender to enforce any provision of this Note.

8. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.

9. SUBORDINATION. The indebtedness evidenced by this Note hereby is expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Indebtedness.

         "SENIOR INDEBTEDNESS" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (a) indebtedness of Borrower to Wells Fargo Equipment Finance, Inc. (the "WELLS FARGO FACILITY") outstanding as of the date hereof or any other debt facility (whether from Wells Fargo Equipment Finance, Inc., or any affiliate thereof, or not) which replaces the Wells Fargo Facility (such replacement debt not to exceed $3,000,000), whether or not secured, or indebtedness of Borrower to banks or commercial finance or other lending institutions regularly engaged in the business of lending money incurred at any future date if secured solely by the accounts receivable of Borrower, whether or not secured, and (b) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

         (a) INSOLVENCY PROCEEDINGS. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrower,
(a) no amount shall be paid by Borrower in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (b) no claim or proof of claim shall be filed by or on behalf of Lender which shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

         (b) DEFAULT ON SENIOR INDEBTEDNESS. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof, and Lender shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note unless within 180 days after the happening of such event of default the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to Lender pursuant to the terms of this Section 9(b) during any 365-day period.

         (c) FURTHER ASSURANCES. By acceptance of this Note, Lender agrees to execute and deliver a customary form of security agreement in the event Borrower causes to be obtained the security interest referred to in Section 3(a) and subordination agreement requested from time to time by the holders of Senior Indebtedness and, as a condition to Lender's rights hereunder, Borrower may require that Lender execute such forms of security agreement and subordination agreement.

         (d) OTHER INDEBTEDNESS. No indebtedness, which does not constitute Senior Indebtedness, shall be senior in any respect to the indebtedness represented by this Note.

         (e) SUBROGATION. Subject to the payment in full of all Senior Indebtedness, Lender shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section 9) to receive payments and distributions of assets of Borrower applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Borrower and its creditors, other than the holders of Senior Indebtedness and Lender, be deemed to be a payment by Borrower to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which Lender would be entitled except for the provisions of this Section 9 shall, as between Borrower and its creditors, other than the holders of Senior Indebtedness and Lender, be deemed to be a payment by Borrower to or on account of the Senior Indebtedness.

         (f) NO IMPAIRMENT. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 9 to receive cash, securities or other properties otherwise payable or deliverable to Lender, nothing contained in this
Section 9 shall impair, as between Borrower and Lender, the obligation of Borrower, subject to the terms and conditions hereof, to pay to Lender the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Lender, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

         (g) LIEN SUBORDINATION. Any lien or security interest of Lender, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of Borrower or any proceeds or revenues therefrom which Lender may have at any time as security for any amounts due and obligations under this Note, shall be subordinate to all liens or security interests now or hereafter granted to a holder of Senior Indebtedness by Borrower or by law notwithstanding the date, order or method of attachment or perfection of any such lien or security interest or the provisions of any applicable law.

         (h) APPLICABILITY OF PRIORITIES. The priority of the holder of the Senior Indebtedness provided for herein with respect to security interests and liens are applicable only to the extent that such security interests and liens are enforceable and perfected and have not been avoided; if a security interest or lien judicially is determined to be unenforceable or unperfected or judicially is avoided with respect to any claim of the holder of the Senior Indebtedness or any part thereof, the priority provided for herein shall not be available to such security interest or lien to the extent that it is avoided or determined to be unenforceable or unperfected. The foregoing notwithstanding, Lender covenants and agrees that it shall not challenge, attack or seek to avoid any security interest or lien to the extent that it secures any holder of the Senior Indebtedness. Nothing in this Section 9(h) affects the operation of any subordination of indebtedness or turnover of payment provisions hereof, or of any other agreements among any of the parties hereto.

         (i) RELIANCE OF HOLDERS OF SENIOR INDEBTEDNESS. Lender, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Contributed Amount Promissory Note as of the day and year first above written.

                                      BORROWER:

                                      MESSAGEMEDIA, INC.

                                      By: /s/ A. Laurence Jones
                                          --------------------------------------
                                          A. Laurence Jones
                                          President and Chief Executive Officer


                                      LENDER:

                                      @VISO LIMITED

                                      By: /s/ Ronald Fisher
                                          --------------------------------------
                                          Ronald Fisher
                                          Director

                                      By: /s/ Frank Boulben
                                          --------------------------------------
                                          Frank Boulben
                                          Director

                                    EXHIBIT B

                                TERMINATION NOTE

$2,500,000                                                           May 9, 2001
                                                            Louisville, Colorado

         FOR VALUE RECEIVED AND IN CONSIDERATION FOR THE TERMINATION AND RELEASE OF THAT CERTAIN LOAN AGREEMENT, DATED AS OF MARCH 7, 2000, BY AND BETWEEN @VISO LIMITED AND MESSAGEMEDIA, INC. (THE "LOAN AGREEMENT"), MESSAGEMEDIA, INC., a Delaware corporation ("BORROWER"), hereby promises to pay to the order of @VISO LIMITED, a company incorporated under the laws of England and Wales ("LENDER"), in lawful money of the United States of America and in immediately available funds, the principal sum of $2,500,000 (the "LOAN"), together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be unsecured and subordinated to the repayment of any secured indebtedness and be due and payable on December 31, 2003; provided, however, that this Note will be immediately due and payable upon a "change of control" (the "MATURITY DATE"). For purposes of this Note, a "CHANGE OF CONTROL" means any of the following: (i) a sale, lease or other disposition of all or substantially all of the assets of Borrower; (ii) a merger or consolidation in which Borrower is not the surviving corporation (other than one to effect a mere reincorporation of Borrower) or a reverse merger in which Borrower is the surviving corporation but the shares of Borrower's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, in either case in which the holders of outstanding voting securities of Borrower immediately prior to the effective date of such transaction would have beneficial ownership of less than 50% of the total combined voting power of the surviving corporation following the consummation of such transaction; or (iii) any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of Borrower's outstanding voting power is transferred.

2. INTEREST RATE. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable as follows (or, if less, at the maximum rate permissible by law, which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans):

         (a) beginning as of the date on which Borrower causes to be obtained a security interest in its assets in favor of Lender that is subordinate to any security interest in such assets held by Wells Fargo Equipment Finance, Inc. (which Borrower shall use commercially reasonable efforts to obtain), the interest on this Note shall accrue at the rate of 10% per annum, and any interest hereunder accrued and not paid as of such date and any subsequent interest which shall accrue hereunder shall be due and payable on the Maturity Date; and

         (b) subject to clause (a) above, until such time as Borrower causes to be obtained a security interest in its assets in favor of Lender that is subordinate to any security interest in such assets held by Wells Fargo Equipment Finance, Inc., the interest on this Note shall accrue at the rate of 15% per annum and be due and payable on the six month anniversary date hereof and on each six month anniversary date thereafter, until all principal amounts due hereunder shall have been paid in full.

Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Lender, 10 Norwich Street, London EC4A 1BD, England, unless another place of payment shall be specified in writing by Lender.

4. APPLICATION OF PAYMENTS. Payments on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

5. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder hereby is waived to the full extent permitted by law.

6. GOVERNING LAW AND SUBMISSION TO JURISDICTION. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of law of any other jurisdiction. The Borrower hereby irrevocably submits to the jurisdiction of the federal and state courts located in New York City, New York with respect to any action or claim brought by the Lender to enforce any provision of this Note.

7. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.

8. SUBORDINATION. The indebtedness evidenced by this Note hereby is expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of the Senior Indebtedness.

         "SENIOR INDEBTEDNESS" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (a) indebtedness of Borrower to Wells Fargo Equipment Finance, Inc. (the "WELLS FARGO FACILITY") outstanding as of the date hereof or any other debt facility (whether from Wells Fargo Equipment Finance, Inc., or any affiliate thereof, or not) which replaces the Wells Fargo Facility (such replacement debt not to exceed $3,000,000), whether or not secured, or indebtedness of Borrower to banks or commercial finance or other lending institutions regularly engaged in the business of lending money incurred at any future date if secured solely by the accounts receivable of Borrower, whether or not secured, and any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

         (a) INSOLVENCY PROCEEDINGS. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrower,
(a) no amount shall be paid by Borrower in respect of the principal of, interest on or other amounts due with respect to this Note at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (b) no claim or proof of claim shall be filed by or on behalf of Lender which shall assert any right to receive any payments in respect of the principal of and interest on this Note, except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

         (b) DEFAULT ON SENIOR INDEBTEDNESS. If there shall occur an event of default which has been declared in writing with respect to any Senior Indebtedness, as defined therein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof, and Lender shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Note unless within 180 days after the happening of such event of default the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to Lender pursuant to the terms of this Section 8(b) during any 365-day period.

         (c) FURTHER ASSURANCES. By acceptance of this Note, Lender agrees to execute and deliver a customary form of security agreement in the event Borrower causes to be obtained the security interest referred to in Section 2(a) and subordination agreement requested from time to time by the holders of Senior Indebtedness and, as a condition to Lender's rights hereunder, Borrower may require that Lender execute such forms of security agreement and subordination agreement.

         (d) OTHER INDEBTEDNESS. No indebtedness, which does not constitute Senior Indebtedness, shall be senior in any respect to the indebtedness represented by this Note.

         (e) SUBROGATION. Subject to the payment in full of all Senior Indebtedness, Lender shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section
8) to receive payments and distributions of assets of Borrower applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Borrower and its creditors, other than the holders of Senior Indebtedness and Lender, be deemed to be a payment by Borrower to or on account of this Note; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which Lender would be entitled except for the provisions of this Section 8 shall, as between Borrower and its creditors, other than the holders of Senior Indebtedness and Lender, be deemed to be a payment by Borrower to or on account of the Senior Indebtedness.

         (f) NO IMPAIRMENT. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 8 to receive cash, securities or other properties otherwise payable or deliverable to Lender, nothing contained in this Section 8 shall impair, as between Borrower and Lender, the obligation of Borrower, subject to the terms and conditions hereof, to pay to Lender the principal hereof and interest hereon as and when the same become due and payable, or shall prevent Lender, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

         (g) LIEN SUBORDINATION. Any lien or security interest of Lender, whether now or hereafter existing in connection with the amounts due under this Note, on any assets or property of Borrower or any proceeds or revenues therefrom which Lender may have at any time as security for any amounts due and obligations under this Note, shall be subordinate to all liens or security interests now or hereafter granted to a holder of Senior Indebtedness by Borrower or by law notwithstanding the date, order or method of attachment or perfection of any such lien or security interest or the provisions of any applicable law.

         (h) APPLICABILITY OF PRIORITIES. The priority of the holder of the Senior Indebtedness provided for herein with respect to security interests and liens are applicable only to the extent that such security interests and liens are enforceable and perfected and have not been avoided; if a security interest or lien judicially is determined to be unenforceable or unperfected or judicially is avoided with respect to any claim of the holder of the Senior Indebtedness or any part thereof, the priority provided for herein shall not be available to such security interest or lien to the extent that it is avoided or determined to be unenforceable or unperfected. The foregoing notwithstanding, Lender covenants and agrees that it shall not challenge, attack or seek to avoid any security interest or lien to the extent that it secures any holder of the Senior Indebtedness. Nothing in this Section 8(h) affects the operation of any subordination of indebtedness or turnover of payment provisions hereof, or of any other agreements among any of the parties hereto.

         (i) RELIANCE OF HOLDERS OF SENIOR INDEBTEDNESS. Lender, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Note, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Termination Note as of the day and year first above written.

                                      BORROWER:

                                      MESSAGEMEDIA, INC.

                                      By: /s/ A. Laurence Jones
                                          --------------------------------------
                                          A. Laurence Jones
                                          President and Chief Executive Officer


                                      LENDER:

                                      @VISO LIMITED

                                      By: /s/ Ronald Fisher
                                          --------------------------------------
                                          Ronald Fisher
                                          Director

                                      By: /s/ Frank Boulben
                                          --------------------------------------
                                          Frank Boulben
                                          Director